Acquisitions (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions Tables [Abstract]
Assets acquired and liabilities assumed for acquisitions

The following table summarizes the assets acquired and liabilities assumed for these acquisitions as of the acquisition dates:

	Loyalty		Revolution
(Millions)	Partner(a)	Accertify	Money(b)
Goodwill	$538	$132	$184
Definite-lived intangible assets	295	15	119
Other assets	206	10	7
Total assets	1,039	157	310
Total liabilities (including NCI)	423	6	5
Net assets acquired	$616	$151	$305

Reportable operating segment	ICS	GNMS

  Amounts have been updated in the interim quarters of 2011 by revisions to the preliminary purchase price allocation. The final purchase price allocation for Loyalty Partner, which is not expected to be significantly different from the estimate at the date of acquisition, will be completed in the first quarter of 2012.
  Included in Corporate & Other.